Exhibit 99.1


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer and as chief financial officer of MacroChem Corporation (the "Company"), do hereby certify that to the undersigned's knowledge:

1) the Company's Form 10-Q fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Robert J. Palmisano
                                    -------------------------
                                    Robert J. Palmisano
                                    Chief Executive Officer


                                    /s/ Bernard R. Patriacca
                                    -------------------------
                                    Bernard R. Patriacca
                                    Chief Financial Officer


Dated:  November 14, 2002
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